UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Meetinghouse Bancorp, Inc.
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May 8, 2013

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Meetinghouse Bancorp, Inc.  We will hold the meeting at the Phillips House, 780 Morrissey Blvd., Dorchester, Massachusetts, on Wednesday, June 12, 2013, at 6:00 p.m., local time.  This is our first annual meeting since we became a public company last November.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we also will report on the operations of the Company.  Directors and officers of the Company, as well as a representative of Shatswell, MacLeod & Company, P.C., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to return a completed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Anthony A. Paciulli
President and Chief Executive Officer

MEETINGHOUSE BANCORP, INC.

2250 Dorchester Avenue

Dorchester, Massachusetts 02124

(617) 298-2250

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	6:00 p.m., local time, on Wednesday, June 12, 2013

PLACE	Phillips House
780 Morrissey Blvd.
Dorchester, Massachusetts

ITEMS OF BUSINESS	(1) The election of one director to serve for a term of three years;

(2) The ratification of the selection of Shatswell, MacLeod & Company, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2013;

(3) An advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement;

(4) An advisory vote on the frequency of the advisory vote on the compensation of our named executive officers; and

(5) The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on April 15, 2013.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on the proxy card. A printed proxy card for the annual meeting and a self-addressed, postage pre-paid envelope will be mailed to all shareholders of record on or about May 8, 2013. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Daniel T. Flatley
Corporate Secretary

Dorchester, Massachusetts
May 8, 2013

MEETINGHOUSE BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Meetinghouse Bancorp, Inc. for the 2013 annual meeting of shareholders and for any adjournment or postponement of the annual meeting.  In this proxy statement, we may also refer to Meetinghouse Bancorp, Inc. as “Meetinghouse Bancorp,” the “Company,” “we,” “our” or “us.”

Meetinghouse Bancorp is the holding company for Meetinghouse Bank.  In this proxy statement, we may also refer to Meetinghouse Bank as the “Bank.”

We will hold the annual meeting at the Phillips House, 780 Morrissey Blvd., Dorchester, Massachusetts, on Wednesday, June 12, 2013, at 6:00 p.m., local time.

We intend to mail and provide online access to this proxy statement and a proxy card to shareholders of record beginning on or about May 8, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 12, 2013

This Proxy Statement is available at www.cfpproxy.com/7643.  Also available on this website is the Company’s 2012 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes the Company’s audited consolidated financial statements.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Meetinghouse Bancorp common stock if the records of the Company show that you held your shares as of the close of business on April 15, 2013.  As of the close of business on April 15, 2013, a total of 661,250 shares of Meetinghouse Bancorp common stock were outstanding.  Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own your shares of common stock of Meetinghouse Bancorp in one or more of the following ways:

•                                          Directly in your name as shareholder of record;

•                                          Indirectly through a broker, bank or other holder of record in “street name”; or

•                                          Indirectly through the Meetinghouse Bank Employee Stock Ownership Plan (the “ESOP”) and Trust.

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage account statement or a letter from your bank or broker are examples of proof of ownership.  If you want to vote your shares of Meetinghouse Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

Participants in the ESOP may direct the ESOP trustee how to vote the shares allocated to their accounts.  See “Participants in the ESOP” below.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals.  At this year’s annual meeting, shareholders will elect one director to serve for a term of three years.  In voting on the election of directors, you may vote in favor of the nominee or withhold your vote as to the nominee.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominee(s) receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.  The maximum number of directors to be elected at the annual meeting is one.

In voting on the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm and on the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of each proposal, against each proposal or abstain from voting. To be approved, each proposal requires the affirmative vote of a majority of the votes cast at the annual meeting. The results of the vote on the compensation of the named executive officers are not binding on the Company or its Board of Directors or on the Compensation Committee.

In voting on the frequency of the stockholder vote to approve the compensation of the named executive officers, you may vote for a frequency of one year, two years, or three years or you may abstain from voting. The option of one year, two years or three years that receives the highest number of votes cast will be the frequency selected by the Company’s shareholders.  However, because the results of this vote are not binding on the Company or its Board of Directors or on the Compensation Committee, the Company may determine that it is in the best interests of the Company and its shareholders to hold such advisory vote more or less frequently than the frequency selected by shareholders.

Effect of Not Casting Your Vote.  If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this Proxy Statement) or on the advisory votes regarding the compensation of our named executive officers (Items 3 and 4 of this Proxy Statement).  In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they deemed appropriate.

Your bank or broker is unable to vote your uninstructed shares in the election of directors on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.  These are referred to as “broker non-votes.”  Your bank or broker, however, will continue to have discretion to vote any uninstructed shares on the ratification of the selection of the Company’s independent registered public accounting firm (Item 2 of this Proxy Statement).  If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the selection of the independent registered public accounting firm, on the advisory vote to approve the compensation of our named executive officers and on the advisory vote on the frequency of the vote on the compensation of our named executive officers, we will not count abstentions and broker non-votes as votes cast. Therefore, abstentions and broker non-votes will have no effect on the outcome of any of those proposals.

Voting by Proxy

The Board of Directors of Meetinghouse Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Meetinghouse Bancorp common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors.  All shares of Meetinghouse Bancorp common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•                                          “FOR” the nominee for director;

•                                          “FOR” the ratification of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm;

•                                              “FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement; and

•                                          To hold the advisory vote to approve the compensation of the Company’s named executive officers every “THREE YEARS.”

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies.  If the annual meeting is postponed or adjourned, your Meetinghouse Bancorp common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy.  The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting.  To revoke your proxy, you must either advise the Company’s Corporate Secretary in writing before your shares have been voted at the annual meeting, deliver valid proxy instructions with a later date, or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP

If you participate in the ESOP, you will receive a voting instruction form for all shares you may vote under the plan.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received valid voting instructions.  The deadline for returning your voting instructions to the ESOP trustees is June 5, 2013.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern the Company’s operations.  As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Company’s Board of Directors currently consists of seven members.  All of the directors are independent under the listing standards of the Nasdaq Stock Market, except for Anthony A. Paciulli who we employ as our President and Chief Executive Officer.  In determining the independence of its directors, the Board of Directors considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons,” including loans or lines of credit that the Bank has, directly or indirectly, made to Richard W. Shea.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors of Meetinghouse Bancorp has determined that the separation of the offices of Chairman of the Board and of President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of these offices allows the President and Chief Executive Officer to better focus on his growing responsibilities of managing the daily operations of

Meetinghouse Bancorp and Meetinghouse Bank, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Ralph Gordon had served as Chairman of the Board of Directors until his retirement in December 2012.  Mr. Gordon was independent under the listing requirements of the Nasdaq Stock Market. Richard W. Shea currently serves as our Chairman of the Board and is also independent under the listing requirements of the Nasdaq Stock Market.

To further strengthen the regular oversight of the full Board of Directors, various committees of Meetinghouse Bancorp’s Board of Directors are comprised of independent directors.  These committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.  See “Committees of the Board of Directors.”

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks Meetinghouse Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies our standing committees and their members.  The members of the Audit, Compensation and Nominating and Corporate Governance Committees are each independent in accordance with the relevant listing standards of the Nasdaq Stock Market.  The charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are available in the Investor Relations section of the Bank’s website (www.meetinghousebank.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John C. Driscoll
William J. Fitzgerald	X	X	X
Daniel T. Flatley
Barry T. Hannon	X
Paul G. Hughes	X*
Anthony A. Paciulli
Richard W. Shea		X*	X*
Number of Meetings in 2012	12	1	1

*  Denotes Chairperson

Audit Committee.  The Board of Directors has a separately-designated standing Audit Committee established in accordance with requirements of the Securities Exchange Act of 1934, as amended.  The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters.  The Board of Directors has determined that Paul G. Hughes is an “audit committee financial expert” under the rules of the Securities and Exchange Commission.  The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement.  See “Report of the Audit Committee.”

Compensation Committee.  The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President and Chief Executive Officer.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.  The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee

Minimum Qualifications for Director Nominees.  The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•                                          contributions to the range of talent, skill and expertise of the Board of Directors;

•                                          financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•                                          familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•                                          personal and professional integrity, honesty and reputation;

•                                          the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•                                          the ability to devote sufficient time and energy to the performance of his or her duties; and

•                                          independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process.  The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank.  The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below.  The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above.  If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders.  The policy of the Nominating and Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders.  To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.                                      The name of the person recommended as a director candidate;

2.                                      All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.                                      The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.                                      As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.                                      A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The business of Meetinghouse Bancorp and Meetinghouse Bank is conducted through meetings and activities of their respective Boards of Directors and committees.  During the fiscal year ended September 30, 2012, the Board of Directors of Meetinghouse Bancorp held one meeting and the Board of Directors of Meetinghouse Bank held 12 meetings.  No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which that director served.

Directors Attendance at Annual Meeting

The Board of Directors encourages directors to attend the Company’s annual meeting of shareholders.  Due to the timing of the Company’s initial public offering, which was completed on November 19, 2012, the upcoming annual meeting will be the first annual meeting of shareholders.

Code of Ethics and Business Conduct

Meetinghouse Bancorp has adopted a Code of Ethics and Business Conduct (the “Code”) that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct.  The Code, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal control over financial reporting.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in

Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.  In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States of America.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2012 for filing with the Securities and Exchange Commission.  The Audit Committee has appointed, subject to shareholder ratification, Shatswell, MacLeod & Company, P.C. to be the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

The Audit Committee of the Board of Directors

of Meetinghouse Bancorp, Inc.

Paul G. Hughes (Chairman)

Barry T. Hannon

William J. Fitzgerald

DIRECTORS’ COMPENSATION

The following table provides the compensation received by the individuals who served as non-employee directors of the Company during the 2012 fiscal year. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

	Fees Earned or Paid in Cash	All Other Compensation	Total
William J. Fitzgerald	$7,800	$—	$7,800
Daniel T. Flatley	7,800	—	7,800
Ralph Gordon (1)	10,500	—	10,500
Barry T. Hannon	7,800	—	7,800
Paul G. Hughes	7,800	—	7,800
Richard Ng (2)	7,800	—	7,800
Richard W. Shea	7,800	—	7,800

(1)         Mr. Gordon retired as a director of both the Company and the Bank effective December 18, 2012.

(2)         Mr. Ng resigned as a director of both the Company and the Bank effective March 29, 2013.

Retainer and Meeting Fees For Directors.  The following table sets forth the applicable retainers and fees paid to our directors for their service on the Board of Directors of Meetinghouse Bank for the year ended September 30, 2012.

Monthly fee for Chairman of the Board	$875
Monthly fee for all other Board members	650

Meetinghouse Bancorp pays each of its directors an annual retainer of $1,000.

STOCK OWNERSHIP

The following table provides information as of April 15, 2013 about the beneficial owners known to Meetinghouse Bancorp that own more than 5% of the Company’s outstanding common stock and the shares of Meetinghouse Bancorp common stock that may be considered to be beneficially owned by each director, each nominee for director, by each named executive officer listed in the “Summary Compensation Table” and by all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Meetinghouse Bank Employee Stock Ownership Plan and Trust 2250 Dorchester Avenue Dorchester, MA 02124	46,287	(2)	7.0%

Directors:
John C. Driscoll	500		*
William J. Fitzgerald	13,000	(3)	1.9
Daniel T. Flatley	10,000	(4)	1.5
Barry T. Hannon	10,000		1.5
Paul G. Hughes	25,000	(5)	3.7
Anthony A. Paciulli	15,600		2.3
Richard W. Shea	15,000		2.2
Executive Officers Who Are Not Directors:
Wayne Gove	—		—
Steven K. Borgerson	4,145		*
All directors and executive officers as a group (10 persons)	93,245		14.1%

*        Less than 1%.

(1)     Based on 661,250 shares outstanding at April 15, 2013.

(2)               Based solely on a schedule 13G filed with the Securities and Exchange Commission on February 13, 2013.  ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted by the trustee according to the participants’ instructions and unallocated shares and shares for which instructions are not provided are voted by the trustee in the same ratio as ESOP participants direct the voting of allocated shares, subject to the fiduciary duties of the trustee.

(3)     Includes 2,000 shares held by spouse.

(4)     Includes 10,000 shares held by trust.

(5)     Includes 10,000 shares held by spouse.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  One director will be elected at the annual meeting to serve for a three-year term, or until his successor has been elected and qualified.  The nominee is William J. Fitzgerald, who is currently a director of both the Company and the Bank.  There are no family relationships among the directors.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above.  If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors.  Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board.  At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of William J. Fitzgerald.

Information regarding the Board of Directors’ nominee and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his current occupation for the last five years.  The age indicated in each individual’s biography is as of September 30, 2012.  The indicated period for service as a director includes service as a director of Meetinghouse Bank.

Board Nominee for Term Ending in 2015

William J. Fitzgerald is a Managing Director and Chief Financial Officer of General Catalyst Partners, a venture capital firm, located in Cambridge, Massachusetts. Age 54. Director since 1992.

Mr. Fitzgerald’s background offers the Board of Directors substantial small company experience, and provides the Board with valuable insight regarding the business and consumer environment. In addition, Mr. Fitzgerald offers the Board significant business experience from a setting outside of the financial services industry.

Directors Continuing in Office with Terms Ending in 2013

Barry T. Hannon retired in 2010 as an attorney. Mr. Hannon was a sole practioner specializing in real estate law and family law. Age 76. Director since 1986.

As a retired attorney, Mr. Hannon provides the Board of Directors with important knowledge and insight necessary to assess the legal issues inherent to the business of the Company and Meetinghouse Bank.

Paul G. Hughes retired in 1996 from Brown Brothers Harriman & Co., a privately-held financial institution providing individuals and corporations with expertise in corporate banking, mergers and acquisitions advisory, investment management, wealth management, and investor relations. Age 73. Director since 1983.

Mr. Hughes’ financial institutions industry background provides the Board of Directors with substantial management and leadership experience.

Anthony A. Paciulli has served as the President and Chief Executive Officer of Meetinghouse Bank since March 2004. Mr. Paciulli previously served as a Managing Director of Rockland Trust

Company in Rockland, Massachusetts from 2001 to 2004. Before joining Rockland Trust Company, Mr. Paciulli served as the Senior Lending Officer at Abington Bank in Abington, Massachusetts. Age 63. Director since 2006.

Mr. Paciulli’s extensive knowledge of the Company’s and Meetinghouse Bank’s operations, along with his former experience in the banking industry and involvement in business and civic organizations in the communities that we serve, affords the Board of Directors with valuable insight regarding the business and operations of the Company and Meetinghouse Bank. Mr. Paciulli’s knowledge of all aspects of our business, combined with his success and strategic vision, position him well to continue to serve as our President and Chief Executive Officer.

Directors Continuing in Office with Terms Ending in 2014

Daniel T. Flatley is the Clerk of Meetinghouse Bank and a Vice President at The Flatley Company in Braintree, Massachusetts. The Flatley Company is one of the largest commercial real estate development companies in the Northeast. Age 54. Director since 1992.

Mr. Flatley’s background offers the Board of Directors substantial commercial, construction and development experience, specifically within the region in which Meetinghouse Bank conducts its business, and provides the Board of Directors with valuable insight regarding the local business and consumer environment. In addition, Mr. Flatley’s background provides the Board of Directors with critical experience in certain real estate matters, which are essential to the business of Meetinghouse Bank.

John C. Driscoll has been employed by The Driscoll Agency, an insurance agency, since 1981 and has served as its President since 2009.  Age 53. Director since 2012.

Mr. Driscoll business background and strong ties to the local community offers the Board of Directors extensive financial and business development experience.

Richard W. Shea is a dentist specializing in general dentistry in West Roxbury, Massachusetts. Mr. Shea is also a professor at Tufts University School of Dental Medicine. Age 50. Director since 1995.

Mr. Shea has strong ties to the community through his dental practice and provides the Board of Directors with opportunities to continue to serve the local community. He also is a strong advocate of Meetinghouse Bank through his civic and community involvement.

Item 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Shatswell, MacLeod & Company, P.C. to be the Company’s independent registered public accounting firm for the 2013 fiscal year, subject to ratification by shareholders.  A representative of Shatswell, MacLeod & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm.

Audit Fees.  The following table sets forth the fees that Shatswell, MacLeod & Company, P.C. billed to the Company for the fiscal years ended September 30, 2012 and 2011.

	2012	2011
Audit Fees (1)	$50,000	$31,500
Audit-Related Fees (2)	165,707	––
Tax Fees (3)	6,300	4,522

(1)                                 Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements included in the Company’s Annual Report on Form 10-K, for the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)                                 Audit-related fees consist of fees related to the Registration Statement on Form S-1 filed in connection with the Company’s initial public offering.

(3)                                 Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.  The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  This approval process ensures that the firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

Item 3 — Advisory Vote on Executive Compensation

As required by federal securities laws, the Board of Directors is providing the Company’s shareholders with an opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed according to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative discussion contained in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through a vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2013 proxy statement, is hereby approved.”

Because your vote is advisory, it is not binding on us, our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that shareholders vote “FOR” the above resolution.

Item 4 — Advisory Vote on the Frequency of the Advisory Vote to Approve Executive Compensation

The Dodd-Frank Act requires, among other things, that SEC-reporting companies obtain a non-binding shareholder vote on the frequency of the shareholder votes on executive compensation (at least once every six years) in addition to a non-binding shareholder vote on executive compensation (at least once every three years). This proposal, commonly known as a “say-on-frequency” proposal, gives the Company’s shareholders the opportunity to determine whether the frequency of shareholder votes on executive compensation will be every one year, two years or three years.

Shareholders are not being asked to approve or disapprove of the Board of Directors’ recommendation, but rather to indicate their own choice as among the frequency options. Shareholders may also abstain from voting on the frequency of shareholder votes on executive compensation.

Because your vote is advisory, it will not be binding upon the Company or the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of shareholder advisory votes on executive compensation.

The Board of Directors recommends that stockholders vote to hold the advisory vote on the compensation of the Company’s named executive officers every “THREE YEARS.”

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the principal financial officer of the Company.  No other executive officer received total compensation for the year ended September 30, 2012, of more than $100,000.  Messrs. Paciulli and Gove are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	All Other Compensation		Total
Anthony A. Paciulli	2012	$187,000	$60,000	$17,528	(1)	$264,528
President and Chief Executive Officer	2011	180,000	60,000	17,000	(2)	257,000

Wayne Gove	2012	97,558	19,000	4,878	(3)	121,436
Senior Vice-President and Chief Financial Officer

(1)         Consists of employer contribution to the 401(k) plan ($9,350) and the value of the use of a Bank-owned automobile ($8,178)

(2)         Consists of employer contributions to the 401(k) plan ($9,000) and the value of the use of a Bank-owned automobile ($8,000).

(3)         Consists of employer contributions to the 401(k) plan ($4,878).

Employment Agreement

Meetinghouse Bancorp and Meetinghouse Bank have entered into a three-year employment agreement with Anthony A. Paciulli.  The employment agreement provides for a three-year term, subject to annual renewal by the Boards of Directors for an additional year beyond the then-current expiration date.  The current base salary under the employment agreement is $198,790.  The agreement also provides for participation in employee benefit plans and programs maintained for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits and certain fringe benefits as described in the agreements, as well as the use of a Bank-owned automobile by Mr. Paciulli.

Upon termination of Mr. Paciulli’s employment for “cause,” as defined in the agreement, he will receive no further compensation or benefits under the agreement.  If we terminate Mr. Paciulli for reasons other than cause, or if he resigns after the occurrence of specified circumstances that constitute constructive termination, referred to in the agreement as a termination for “good reason,” he will continue to receive a severance benefit equal to the sum of (i) one year’s base salary, plus (ii) the amount of any bonus paid to him during the twelve-month period prior to the date of his termination of employment. In addition, he will receive continued health and life insurance coverage for the remaining unexpired term of the agreement.  Under the agreement, Mr. Paciulli has good reason to terminate his employment if we (i) materially reduce his base salary (other than as part of an overall restructuring of employee compensation), (ii) materially change his position, authority and responsibilities or (iii) materially breach the agreement.

Under the employment agreement, if, in connection with or following a change in control (as described in the agreements), we terminate Mr. Paciulli without cause or if he terminates employment voluntarily under certain circumstances that would constitute good reason under the agreement, he will receive a severance payment equal to two times his base salary then in effect and average bonus paid during the two years prior to the change in control.  In addition, he will receive continued coverage under our health and life insurance programs for 24 months.  If at the time of a change in control the remaining term of agreement is less than one year, then the term will automatically extend for a period of one year after the date of the change in control.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control.  Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to deduct such amount.  The employment agreement will provide for the reduction of change in control payments to Mr. Paciulli to the extent necessary to ensure that he will not receive “excess parachute payments.”

Upon a voluntary termination or a termination of employment with or without cause or for good reason, Mr. Pacuilli will be required to adhere to a one-year non-competition restriction.  The non-competition obligations are waived in the event of a change in control, unless Mr. Paciulli voluntarily terminates employment other than for good reason within sixty days of the change in control.

Change in Control Agreement.  Meetinghouse Bank has entered into a two-year change in control agreement with Wayne Gove.  Under the change in control agreement, if we terminate Mr. Gove’s employment for any reason other than cause, as defined in the agreements, or if he terminates his employment for “good reason,” in either case in connection with or within one year of a change in control and he is not offered a comparable position with our successor, we will pay him a lump sum cash payment equal to two times his base salary then in effect.  In addition, he will receive continued coverage under our health and life insurance programs for 24 months. Under the agreement, Mr. Gove generally has the ability to terminate his employment for “good reason” if we (i) materially reduce his base salary, (ii) materially reduce his authority, duties or responsibilities, (iii) materially reduce the authority, duties or responsibilities of the person to whom he reports, or (iv) relocate his office more than 25 miles.  The change in control agreement provides that, if necessary, the payments under the agreement will be reduced so that none of the payments constitute excess parachute payments for purposes of Section 280G of the Code.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in Meetinghouse Bancorp common stock during the fiscal year ended September 30, 2012.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits Meetinghouse Bancorp from making loans to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans made by Meetinghouse Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees that does not give preference to any executive officer or director over any other employee.

In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Meetinghouse Bank’s capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

The outstanding balance of loans extended by Meetinghouse Bank to its executive officers and directors and related parties was $189,000 at September 30, 2012.  Such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Meetinghouse Bank, and did not involve more than the normal risk of collectability or present other unfavorable features when made.

Other Transactions.  Since the beginning of our last fiscal year, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

SUBMISSION OF BUSINESS PROPOSALS

AND SHAREHOLDER NOMINATIONS

Proposals that shareholders seek to have included in the proxy statement for the Company’s next annual meeting must be received by the Company no later than January 8, 2014.  If next year’s annual meeting is held on a date more than 30 days from June 12, 2014, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting.  Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 nor more than 120 days before the date of the annual meeting; provided that if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders.  A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholders to communicate with the Board of Directors and/or individual directors.  Shareholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Meetinghouse Bancorp, Inc., 2250 Dorchester Avenue, Dorchester, Massachusetts 02124.  Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, at the same address.  All other communications should be sent in writing to the attention of the Chairperson of the Nominating Committee at the same address.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Meetinghouse Bancorp common stock.  In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report on Form 10-K has been included with this Proxy Statement.  Any shareholder who has not received a copy of the Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company or by accessing a copy online.  See “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 12, 2013.”  The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Daniel T. Flatley
Corporate Secretary

Dorchester, Massachusetts
May 8, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 12, 2013. THE PROXY STATEMENT AND THE 2012 ANNUAL REPORT ARE AVAILABLE AT: http://www.cfpproxy.com/7643 7643 ANNUAL MEETING OF SHAREHOLDERS JUNE 12, 2013 6:00 P.M., LOCAL TIME THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints Daniel T. Flatley and Richard W. Shea, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Meetinghouse Bancorp, Inc. (the “Company”) owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on June 12, 2013, at 6:00 p.m., local time, at the Phillips House, 780 Morrissey Blvd., Dorchester, Massachusetts, and at any and all adjournments and postponements of the meeting, as designated below with respect to the matters set forth below and described in the Proxy Statement for the 2013 Annual Meeting of Shareholders and, in their discretion, for the election of a person to the Board of Directors if the nominee named below becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxies or voting instructions are hereby revoked. IMPORTANT ANNUAL MEETING INFORMATION PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY MEETINGHOUSE BANCORP, INC. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. With- For hold 1. The election as director of the nominee listed. William J. Fitzgerald FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE For Against Abstain 2. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2013. 3. The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement. 4. An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ABOVE LISTED NOMINEE, “FOR” PROPOSALS 2 AND 3 ABOVE AND FOR THE “THREE YEARS” OPTION WITH RESPECT TO PROPOSAL 4 ABOVE. If properly signed and dated, this revocable proxy will be voted as directed, but if no instructions are specified, this proxy, only if properly signed and dated, will be voted “FOR” the listed nominee, “FOR” proposals 2 and 3 above and for the “THREE YEARS” option with respect to proposal 4. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote (1) with respect to the election of any person as Director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting. The above signed acknowledges receipt from the Company, before the execution of this proxy, of the Notice and Proxy Statement for the Annual Meeting and the Annual Report on Form 10-K. One Two Three Year Years Years Abstain Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. Mark here if you plan to attend the meeting. Mark here for address change. __________________________________________________________ __________________________________________________________ __________________________________________________________ Comments: __________________________________________________________ __________________________________________________________ __________________________________________________________ For Against Abstain

TO:  PARTICIPANTS IN THE MEETINGHOUSE BANK

EMPLOYEE STOCK OWNERSHIP PLAN

As a participant in the Meetinghouse Bank Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct First Trust of MidAmerica, services provided by Community Bank of Pleasant Hill (the “ESOP Trustee”) how to vote the shares of Meetinghouse Bancorp, Inc. common stock allocated to your ESOP account on the proposals presented at the Annual Meeting of Stockholders of Meetinghouse Bancorp, Inc. (“Meetinghouse”) on June 12, 2013.

The ESOP Trustee will vote all allocated shares of Meetinghouse common stock as directed by the ESOP participants.  The ESOP Trustee will vote unallocated shares of Meetinghouse common stock held in the ESOP Trust and the allocated shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants, subject to its fiduciary duties.

HOW TO EXERCISE YOUR RIGHTS.  You may direct the voting of shares allocated to your ESOP account by completing, signing and returning the enclosed ESOP Voting Instruction Card.  Please note that to direct the ESOP Trustee to vote with respect to any of the proposals presented at the Annual Meeting, you must specifically mark your instructions on the ESOP Voting Instruction Card.  Items left blank will not be considered instructions to the ESOP Trustee.

CONFIDENTIALITY OF VOTING INSTRUCTIONS.  Your voting instructions to the ESOP Trustee will be completely confidential.  The ESOP Trustee will tabulate the voting instructions provided by ESOP participants.  The ESOP Trustee has agreed to maintain your voting instructions in strict confidence.  In no event will your voting instructions be reported to Meetinghouse or Meetinghouse Bank.  The ESOP Voting Instruction Card should be sent (using the self-addressed and postage-paid envelopes provided) to the ESOP Trustee and should not be sent to Meetinghouse.

DELIVERY OF PROXY MATERIALS.  A copy of Meetinghouse’s Proxy Statement for the 2013 Annual Meeting of Stockholders and a copy of its 2012 Annual Report to Stockholders are enclosed for your review.  As noted in the Proxy Statement, the 2013 Annual Meeting is scheduled for Wednesday, June 12, 2013, at 6:00 p.m., local time, at the Phillips House in Dorchester, Massachusetts.

DEADLINE FOR VOTING.  Your signed and completed ESOP Voting Instruction Card must be received by the ESOP Trustee on June 5, 2013.

VOTING INSTRUCTION CARD
MEETINGHOUSE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

JUNE 12, 2013

The undersigned hereby instructs First Trust of MidAmerica, services provided by Community Bank of Pleasant Hill (the “ESOP Trustee”), to vote all shares of common stock of Meetinghouse Bancorp, Inc. (the “Company”) which are allocated to the account(s) of the undersigned pursuant to the Meetinghouse Bank Employee Stock Ownership Plan (the “ESOP”) at the Annual Meeting of Stockholders to be held at the Phillips House, located at 780 Morrissey Blvd., Dorchester, Massachusetts on Wednesday, June 12, 2013 at 6:00 p.m., local time, and at any and all adjournments thereof, as set forth hereon.

Mark here if you plan to attend the meeting.	☐
Mark here for address change.	☐

Comments:

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

ESOP

1.	The election as director of the nominee listed.			For	With- Hold
				☐	☐
William J. Fitzgerald

2.	The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.		For ☐	Against ☐	Abstain ☐

3.	The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement.		For ☐	Against ☐	Abstain ☐

4.	An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.	One Year ☐	Two Years ☐	Three Years ☐	Abstain ☐

The undersigned acknowledges receipt from the Company prior to the execution of this Voting Instruction Card, of a Proxy Statement dated May 8, 2013 and the Company’s 2012 Annual Report to Stockholders.

In order to be effective, voting instructions must be received by the ESOP Trustee on June 5, 2013.  You must specifically mark your instructions on this Voting Instruction Card.  Items left blank will not be considered instructions to the ESOP Trustee.

The Board of Directors of the Company recommends a vote “FOR” the named nominee, “FOR” Proposals 2 and 3, and for the “THREE YEARS” option with respect to Proposal 4 above.

Please be sure to sign and date this Voting Instruction Card in the box below.	Date

Participant sign above